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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                             CURRENT REPORT Pursuant
                          to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)       November 26, 2002
                                                 ------------------------------

                                  FC Banc Corp.
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             (Exact Name of Registrant as Specified in its Charter)

         Ohio                             33-53596              34-1718070
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(State or Other Jurisdiction     (Commission File Number)      (IRS Employer
     of Incorporation)                                       Identification No.)

         105 Washington Square                  Bucyrus, Ohio         44820
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(Address of Principal Executive Offices)                           (Zip Code)

Registrant's Telephone Number, including Area Code   419-562-7040
                                                   -----------------------------

                                       N/A
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          (Former Name or Former Address, if Changed Since Last Report)


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Item 7.  Financial Statements and Exhibits

         The following exhibits are included with this Report:

         Exhibit 99 Press Release, dated November 26, 2002, announcing the appointment of John R. Christman as the new Chief Executive Officer of Farmers Citizens Bank, and the appointment of Coleman J. Clougherty as Executive Vice President and Chief Operating Officer of Farmers Citizens Bank.

Item 9.  Regulation FD Disclosure

         On November 26, 2002, FC Banc Corp. (the "Company") issued a press release announcing the appointments of John R. Christman as the Chief Executive Officer, and Coleman J. Clougherty as Executive Vice President and Chief Operating Officer of Farmers Citizens Bank (the "Bank"). A copy of the press release is attached as Exhibit 99. Mr. Christman has also been appointed as the President of the Company, and will be appointed to the Board of Directors of both the Company and the Bank.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: December 23, 2002                   FC Banc Corp.


                                       By: /s/ Jeffrey Wise
                                           ------------------------------------
                                           Jeffrey Wise, Chief Financial Officer

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                                  EXHIBIT INDEX
                                  -------------

Exhibit No.                Description
-----------                -----------

99 Press Release, dated November 26, 2002, announcing the appointment of John R. Christman as the new Chief Executive Officer of Farmers Citizens Bank, and the appointment of Coleman J. Clougherty as Executive Vice President and Chief Operating Officer of Farmers Citizens Bank.